UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 12, 2006

Date of Report (Date of earliest event reported)

BOSTON COMMUNICATIONS GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

Massachusetts	000-28432	04-3026859
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 Middlesex Turnpike Bedford, MA		01730
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (781) 904-5000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02: Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

As previously disclosed on September 28, 2006, the Registrant preliminarily concluded that the appropriate measurement dates for financial accounting purposes of certain stock option grants differ from the recorded grant dates of those awards, and therefore, the Company would likely need to restate historical financial statements to record additional non-cash charges for stock-based compensation expense related to past option grants.

On October 12, 2006, the Registrant, together with the Audit Committee of the Board of Directors, concluded that it will need to restate historical financial statements to record additional non-cash charges for stock-based compensation expense related to past option grants. Accordingly, the financial statements and related notes and related financial data for all prior periods, including all annual and interim periods included in the Company’s most recently filed 10-K and most recently filed 10-Q, as well as all earnings releases, press releases and similar communications issued by the Registrant relating to those financial statements should no longer be relied upon. The Registrant has not yet determined the aggregate amount of additional non-cash charges for stock-based compensation expense, nor has it determined the resulting tax impact, if any, or which specific periods require restatement.

The Registrant intends to file any SEC filings required to be restated and its Quarterly Report on Form 10-Q for the quarter ended June 30, 2006 as soon as practicable after the review is complete.

The Audit Committee and management of the Registrant have discussed the matters disclosed in this Current Report on Form 8-K with its independent registered public accounting firm.

On October 12, 2006, the Registrant issued a press release in connection with the foregoing, a copy of which is attached as Exhibit 99.1 to this report and incorporated herein by reference.

Item 5.02: Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) On October 12, 2006, the Registrant announced that Paul Tobin, the Company’s current Chairman and former Chief Executive Officer, will assume the role of Acting President and Chief Executive Officer, effective immediately. In addition, Thomas Doherty, Executive Vice President of Argus Management Corporation, a company specializing in financial consulting and interim management, will assume the role of interim Chief Financial Officer of the Company. The Registrant will promptly commence a search for a new full-time Chief Executive Officer and a new full-time Chief Financial Officer.

In connection with the Company’s previously disclosed internal review relating to stock option grants, Karen Walker, the Company’s Chief Financial Officer, has resigned from the Company effective immediately, Alan Bouffard, the Company’s General Counsel, has decided to accelerate his retirement effective immediately, and EY Snowden, the Company’s President and Chief Executive Officer, will no longer serve as the Company’s Chief Executive Officer and President and will assume the role of Non-Executive Chairman of the Board of Directors.

On October 12, 2006, the Registrant issued a press release in connection with the foregoing matters, a copy of which is attached as Exhibit 99.1 to this report and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press release of Boston Communications Group, Inc. dated October 12, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 12, 2006	BOSTON COMMUNICATIONS GROUP, INC.

	By:	/S/ FRITZ VON MERING
Fritz von Mering Chief Operating Officer

Exhibit Index

99.1	Press release of Boston Communications Group, Inc. dated October 12, 2006.